UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2005

UTEK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15941	59-3603677
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

202 South Wheeler Street

Plant City, FL 33563

(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code) (813) 754-4330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On September 9, 2005, UTEK Corporation issued a press release announcing that Fuel FX International, Inc. has acquired Emissions-Reduction Technologies, Inc. (ERT), a wholly owned subsidiary of UTEK Corporation, in a tax-free stock-for-stock exchange. Fuel FX International, Inc. issued 5,715,000 unregistered shares of its common stock to UTEK Corporation in exchange for 100% of the issued and outstanding shares of Emissions- Reductions Technologies, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration will be determined based on a valuation in accordance with UTEK Corporation’s valuation policy as of the closing date of the transaction.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2005	UTEK CORPORATION

/s/ Gassen A. Gutierrez
Gassen A. Gutierrez
Controller